EXHIBIT 32.02
                                 CERTIFICATION
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I, Debi B. Halbert, the Chief Financial Officer of ProFutures, Inc., as
General Partner of ProFutures Diversified Fund, L.P., certify that (i) the Form 10-Q for the quarter ended June 30, 2005 of ProFutures Diversified Fund, L.P. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q for the quarter ended June 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of ProFutures Diversified Fund, L.P.

                           PROFUTURES DIVERSIFIED FUND, L.P.
                           By:  ProFutures, Inc., General Partner

                           By:      /s/ DEBI B. HALBERT
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                                    Debi B. Halbert
                                    Chief Financial Officer
                                    August 12, 2005